GOLDMAN SACHS ETF TRUST
Goldman Sachs Access Emerging Markets USD Bond ETF
(the “Fund”)
Supplement dated February 17, 2022 to the
Prospectus, dated December 29, 2021
Effective immediately, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, has implemented a management fee waiver for the Fund. Accordingly, the Prospectus is revised as follows:
The following replaces the table and accompanying footnotes under “Goldman Sachs Access Emerging Markets USD Bond ETF—Summary—Fees and Expenses of the Fund” in the Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.45%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver[2]	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver	0.00%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[2]
The Investment Adviser has agreed to waive its management fee in order to achieve an effective net management fee rate of 0.00% as an annual percentage rate of average daily net assets of the Fund through at least February 17, 2023, after which a portion of its management fee will be waived in order to achieve an effective net management fee rate of 0.39% as an annual percentage rate of average daily net assets of the Fund until February 17, 2025, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Access Emerging Markets USD Bond ETF—Summary—Expense Example” section of the Prospectus:
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangements for their specified terms). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$0	$85

The information regarding Goldman Sachs Access Emerging Markets USD Bond ETF in the second paragraph below the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus is replaced with the following:
The Investment Adviser has agreed to waive its management fee in order to achieve effective net management fee rate of 0.00% as an annual percentage rate of average daily net assets of the Goldman Sachs Access Emerging Markets USD Bond ETF through at least February 17, 2023, after which a portion of its management fee will be waived in order to achieve an effective net management fee rate of 0.39% as an annual percentage rate of average daily net assets of the Fund until February 17, 2025, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
This Supplement should be retained with your Prospectus for future reference.

GEMDETFFEESTK 02‑22